The Guardian Investor Variable Annuity B Series

and

The Guardian Investor Variable Annuity L Series

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated June 15, 2012 to the prospectuses dated April 30, 2012.

The following supplemental information should be read in conjunction with:

the Prospectuses dated April 30, 2012, for The Guardian Investor Variable Annuity B Series and The Guardian Investor Variable Annuity L Series, individual flexible premium deferred variable annuity contracts issued through The Guardian Separate Account R.

Except as set forth herein, all other provisions of the prospectuses noted above shall remain unchanged.

Effective June 30, 2012, the Pioneer Cullen Value VCT Portfolio’s name will change to Pioneer Fundamental Value VCT Portfolio. All references to “Pioneer Cullen Value VCT Portfolio” in the prospectus should be changed to “Pioneer Fundamental Value VCT Portfolio” on June 30, 2012.

Effective July 15, 2012, the Invesco Van Kampen V.I. Mid Cap Value Fund’s name will change to the Invesco Van Kampen V.I. American Value Fund. All references to “Invesco Van Kampen V.I. Mid Cap Value Fund” in the prospectus should be changed to “Invesco Van Kampen V.I. American Value Fund” on July 15, 2012.

Effective August 1, 2012, Pioneer Investment Management, Inc. (“Pioneer”) as investment adviser of the Pioneer Fundamental Value VCT Portfolio will assume direct responsibility for the day-to-day management from Cullen Capital Management LLC (“Cullen”), the current investment subadviser to the portfolio. Cullen will continue to serve as the portfolio’s subadviser through July 31, 2012. All references to “Cullen Capital Management LLC” in the prospectus should be deleted on August 1, 2012.

This Prospectus Supplement must be preceded or accompanied by the most recent prospectus available and should be retained with the Prospectus for future reference.

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